SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             TECH DATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

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     2) Form, Schedule or Registration Statement No.:

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


                                [TECH DATA LOGO]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Tech Data Corporation:

The Annual Meeting of Shareholders of Tech Data Corporation (the "Company") will be held at Tech Data Corporation's headquarters, 5350 Tech Data Drive, Clearwater, Florida on Tuesday, June 22, 1999, at 4:30 p.m. for the following purposes:
                1. To elect three directors to hold office until the 2002 Annual Meeting of Shareholders, all to hold office until their successors are duly elected and qualified;

                2. To transact any other business as may properly come before the meeting.

Shareholders of record as of the close of business on April 30, 1999 will be entitled to vote at this meeting or any adjournment thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

                       By Order of the Board of Directors,

                       /s/ ARTHUR W. SINGLETON
                       ---------------------------------------
                       ARTHUR W. SINGLETON
                       VICE PRESIDENT, TREASURER AND SECRETARY

May 12, 1999

             IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
               PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE
              MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING
                      IT PROMPTLY IN THE ENCLOSED ENVELOPE

                             TECH DATA CORPORATION
                              5350 Tech Data Drive
                           Clearwater, Florida 33760
                                 (727) 539-7429

                                PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Tech Data Corporation (the "Company") for the Annual Meeting of Shareholders to be held on Tuesday, June 22, 1999, at 4:30 p.m., or any adjournment thereof.

If the accompanying proxy form is completed, signed and returned, the shares represented thereby will be voted at the meeting. The giving of the proxy does not affect the right to vote in person should the shareholder be able to attend the meeting. The shareholder may revoke the proxy at any time prior to the voting thereof.

The annual report of the Company for the fiscal year ended January 31, 1999 is being mailed with this proxy statement to shareholders entitled to vote at the meeting. The cost of all proxy solicitation will be paid by the Company.

                         SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record as of the close of business on April 30, 1999 are entitled to notice of and to vote at the Annual Meeting. At that date, there were 51,190,591 shares of Common Stock outstanding and 226,500 shares of Preferred Stock outstanding and entitled to vote. Each outstanding share of Preferred Stock and Common Stock is entitled to one vote on all matters submitted to a vote of shareholders, except for matters involving mergers, the sale of all Company assets, amendments to the Company's charter and exchanges of Company stock for stock of another company which require approval by a majority of each class of capital stock. In such matters, the preferred and common shareholders will each vote as a separate class.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business. The Company's By-laws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Because abstentions will be counted as shares that are present at the meeting, abstentions will be the equivalent of negative votes. Broker non-votes will be counted as votes for, not against, matters presented for shareholder consideration. Under Florida corporate law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

                             PRINCIPAL SHAREHOLDERS

In addition to the ownership of Common Stock indicated below, Edward C. Raymund, a director of the Company, beneficially owns 113,260 shares of Preferred Stock (which, with the 113,240 shares owned by Annette L. Raymund, is all of the Preferred Stock outstanding), each share of which is entitled to one vote. In connection with the terms of an employment agreement dated as of January 31, 1991, between Mr. Raymund and the Company (see "Executive Compensation-Employment Agreements"), providing for Mr. Raymund's employment from February 1, 1991 through January 31, 2001, Mr. Raymund entered into an irrevocable proxy and escrow agreement (the "Irrevocable Proxy"). In connection with an amendment to the employment agreement dated November 13, 1992, Annette
L. Raymund has also entered into the Irrevocable Proxy. Under the terms of the Irrevocable Proxy, four of the directors of the Company, Charles E. Adair, Daniel M. Doyle, Donald F. Dunn and John Y. Williams (in their capacity as "outside" directors of the Company), have been granted full power and authority to vote the aggregate 226,500 shares of Preferred Stock. Each Irrevocable Proxy has a three year term in accordance with Section 607.0722 of the Florida Business Corporation Act. For the employment agreement to remain in effect, successive three year Irrevocable Proxies must be executed through January 31, 2001.

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock (information regarding the Company's Preferred Stock is set forth in the preceding paragraph and under "Executive Compensation-Employment Agreements") as of April 30, 1999, by (i) each person known by the Company to own beneficially more than 5% of the shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Executive Officers (as defined under "Executive Compensation"), and
(iv) such directors and all executive officers as a group.


     NAME OF                         AMOUNT AND NATURE OF           PERCENT OF
BENEFICIAL OWNER(1)                 BENEFICIAL OWNERSHIP(2)            CLASS
-------------------                 ----------------------          ----------
Charles E. Adair                          20,000(3)                     *
Maximilian Ardelt                            400(4)                     *
Peggy K. Caldwell                        102,908(5)                     *
Timothy J. Curran                         14,000(6)                     *
Daniel M. Doyle                           22,000(7)                     *
Donald F. Dunn                            28,000(8)                     *
Jeffery P. Howells                        63,855(9)                     *
Anthony A. Ibarguen                       26,084(10)                    *
Edward C. Raymund                        194,735(11)                    *
Steven A. Raymund                      3,389,976(12)                     6.6%
David M. Upton                             2,420(13)                    *
John Y. Williams                          29,000(14)                    *
All executive officers and directors
  as a group (22 persons)              4,771,045(15)                     9.3%
Sandford C. Bernstein & Co., Inc.      7,544,055(16)                    14.7%
  767 Fifth Avenue
  New York, New York 10153
FMR Corp.                              7,374,190(17)                    14.4%
  82 Devonshire Street
  Boston, Massachusetts 02109
T. Rowe Price Associates, Inc.         3,165,000(18)                     6.2%
  100 E. Pratt Street
  Baltimore, MD 21202

* Beneficial ownership represents less than 1% of the Company's outstanding shares of Common Stock.

(1) The address for all of the above-listed beneficial owners (except as otherwise set forth) is: 5350 Tech Data Drive, Clearwater, Florida 33760.

(2) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest.

(3) Includes 7,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999.

(4) Pursuant to a Share Purchase Agreement, dated April 14, 1998, between Klockner & Co. AG ("Klockner") and the Company regarding the Company's acquisition of certain shares in Computer 2000 AG, VIAG AG, the ultimate parent of Klockner, became entitled to nominate one individual to the Board of Directors of the Company. VIAG AG nominated Maximilian Ardelt to sit on the Company's Board of Directors. Klockner is the beneficial owner of 2,195,945 shares of the Company's common stock and $300,000,000 principal amount of the Company's 5% Convertible Subordinated Debentures, due 2003, which are convertible into 5,333,100 shares of the Company's common stock. Mr. Ardelt disclaims beneficial ownership of such securities.

(5) Includes 94,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999. Also includes 1,458 shares in her Employee Stock Ownership Plan (the "ESOP") account.

(6) Includes 14,000 shares that may be acquired upon the exercise of stock options which are exercisble within 60 days of April 30, 1999.

(7) Includes 12,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999.

(8) Includes 8,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999.

(9) Includes 42,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999. Also includes 1,355 shares held in his ESOP account.

(10) Includes 26,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999. Also includes 84 shares in his ESOP account.

(11) Includes 116,300 shares owned by a trust of which he is the trustee; includes 70,000 shares owned by a partnership of which he is a general partner; and includes 8,435 shares held in his ESOP account.

(12) Includes 515,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999; includes 2,695,970 shares owned by a partnership which is indirectly owned by Mr. Raymund; includes 28,500 shares owned by inter vivos trusts of which he is a trustee; and includes 148,506 shares held in his ESOP account.

(13) Includes 2,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999.

(14) Includes 12,000 shares that may be acquired upon the exercise of stock options, which are exercisable within 60 days of April 30, 1999.

(15) Includes 899,025 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 30, 1999. Also includes 813,288 shares owned by the ESOP for which certain officers of the Company serve as trustees. Such officers are deemed to be beneficial owners of such shares.

(16) Based upon a Schedule 13G dated May 6, 1999 filed with the Securities and Exchange Commission which reported that Sanford C. Bernstein & Co., Inc. (a registered investment advisor) had sole voting power with respect to 4,355,925 of these shares and sole dispositive power with respect to 7,544,055 shares.

(17) Based upon a Schedule 13G dated February 1, 1999 filed with the Securities and Exchange Commission which reported that FMR Corp., a parent holding company of Fidelity Management & Research Company (a registered investment advisor) had sole voting power with respect to 121,890 of these shares and shared dispositive power with respect to 7,374,190 shares.

(18) Based upon a Schedule 13G dated February 12, 1999 filed with the Securities and Exchange Commission, which reported that T. Rowe Price Associates, Inc. (a registered investment advisor) had sole voting power with respect to 147,900 of these shares and sole dispositive power with respect to 3,165,000 shares.

                             ELECTION OF DIRECTORS

PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE MEETING, UNLESS AUTHORITY TO DO SO IS WITHHELD, IN FAVOR OF THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW.

Pursuant to the Company's Amended and Restated Articles of Incorporation, the Board of Directors is divided into three classes, terms of which expire alternately over a three-year period. At each Annual Meeting of Shareholders, successors to directors whose terms expire at that meeting shall be elected for three-year terms. Three directors are to be elected at this Annual Meeting of Shareholders to hold office for a term of three years expiring at the 2002 Annual Meeting of Shareholders, all to hold office until their successors shall have been elected and qualified. In the event any nominee is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Certain information is given below for the nominees for directors and for each director whose term of office will continue after the Annual Meeting.

                                         PRINCIPAL OCCUPATION           DIRECTOR
NOMINEE                    AGE           AND OTHER INFORMATION            SINCE
-------                    ---           ---------------------          --------
                  NOMINEES FOR DIRECTOR - TERMS TO EXPIRE 2002

Maximilian Ardelt          59    Maximilian  Ardelt is a member of the    1998
                                 Board  of   Management  of  VIAG  AG,
                                 Munich (a group of companies  engaged
                                 in  energy,   telecommunications  and
                                 industrial  activities)  since  1994,
                                 responsible          for          the
                                 Telecommunications    Division    and
                                 information systems. In addition, Mr.
                                 Ardelt is a member of the  Management
                                 or   Supervisory    Boards   of   the
                                 following  companies:  Computer  2000
                                 AG,  Georgsmarienhutte  Holding GmbH,
                                 Klockner  & Co. AG,  Connect  Austria
                                 GmbH,   Orange   Communications   SA,
                                 Radex-Heraklith Indistriebeteiligungs
                                 AG and VIAG  Interkom  GmbH & Co. Mr.
                                 Ardelt  holds  a  Masters  Degree  in
                                 Engineering from Technical University
                                 Berlin.

Jeffery P. Howells         42    Jeffery P.  Howells,  Executive  Vice    1998
                                 President    and   Chief    Financial
                                 Officer,   joined   the   Company  in
                                 October  1991  as Vice  President  of
                                 Finance      and      assumed     the
                                 responsibilities  of Chief  Financial
                                 Officer in March 1992. In March 1993,
                                 he  was   promoted   to  Senior  Vice
                                 President and Chief Financial Officer
                                 and was  promoted to  Executive  Vice
                                 President and Chief Financial Officer
                                 in March 1997. From June 1991 through
                                 September  1991  he was  employed  as
                                 Vice  President  of  Finance  of Inex
                                 Vision Systems. From 1979 to May 1991
                                 he was employed by Price  Waterhouse,
                                 most   recently  as  a  Senior  Audit
                                 Manager.  Mr.  Howells is a Certified
                                 Public  Accountant and holds a B.B.A.
                                 Degree  in  Accounting  from  Stetson
                                 University.

                                         PRINCIPAL OCCUPATION           DIRECTOR
NOMINEE                    AGE           AND OTHER INFORMATION            SINCE
-------                    ---           ---------------------          --------
                  NOMINEES FOR DIRECTOR - TERMS TO EXPIRE 2002

David M. Upton (1)(2)      39    David  M.   Upton  has  been  on  the    1997
                                 faculty  of  the   Harvard   Business
                                 School   since  1989.   He  currently
                                 teaches  courses  in  Technology  and
                                 Operations   Management  and  is  the
                                 faculty chair of Harvard's  executive
                                 course   -    Building    Competitive
                                 Advantage  through  Operations.   Dr.
                                 Upton is a  director  of HK  Systems,
                                 Inc. (an automated materials handling
                                 company).  Dr.  Upton holds a Masters
                                 Degree in  Manufacturing  from King's
                                 College,   Cambridge  University  and
                                 also  holds  a  Ph.D.  in  Industrial
                                 Engineering from Purdue University.

             DIRECTORS CONTINUING IN OFFICE - TERMS TO EXPIRE 2001

Charles E. Adair (1)(2)    51    Charles  E.  Adair has been a partner    1995
                                 of   Cordova   Capital   II,  LLC  or
                                 Kowaliga   Capital,   Inc.   (venture
                                 capital    and    fund     management
                                 companies)   since  1993,   where  he
                                 serves as manager of venture  capital
                                 funds.  Mr. Adair was associated with
                                 Durr-Fillauer    Medical,   Inc.,   a
                                 pharmaceutical  and medical  products
                                 distribution company, where he served
                                 in  various   capacities,   including
                                 President and Chief Operating Officer
                                 from   1981  to   1992.   Mr.   Adair
                                 currently  serves  on  the  Board  of
                                 Directors of  Performance  Food Group
                                 Company  (a  food   distributor)  and
                                 Horizon  Medical  Products,  Inc.  (a
                                 manufacturer/distributor  of  medical
                                 products).  Mr.  Adair also serves on
                                 the Boards of  Directors  of numerous
                                 privately-held  companies  associated
                                 with Cordova's  venture  capital fund
                                 investments. Mr. Adair is a Certified
                                 Public  Accountant  and  holds a B.S.
                                 Degree   in   Accounting   from   the
                                 University of Alabama.

Edward C. Raymund (3)      70    Edward C.  Raymund has been  employed    1974
                                 continuously   by  the   Company   in
                                 various management positions since he
                                 founded  it in 1974 and is  currently
                                 the Chairman  Emeritus.  Mr.  Raymund
                                 has  been a  director  of PC  Service
                                 Source, Inc. (personal computer parts
                                 distribution)  since March 1994.  Mr.
                                 Raymund   holds  a  B.S.   Degree  in
                                 Finance   from  the   University   of
                                 Southern California.

John Y. Williams (1)(2)    56    John Y.  Williams has been a Managing    1988
                                 Director  of Grubb &  Williams,  Ltd.
                                 ("GWL"),  (an Atlanta-based  merchant
                                 banking   firm)   since  1987  and  a
                                 Managing   Director  of  Equity-South
                                 Advisors,  LLC  (a  merchant  banking
                                 affiliate of GWL) since January 1995.
                                 Prior  thereto,  he was an investment
                                 banker  for more  than 18 years  with
                                 several firms.  Mr. Williams has been
                                 a director  of Law  Companies  Group,
                                 Inc. (an engineering consulting firm)
                                 since  December  1995.  Mr.  Williams
                                 holds  a  B.I.   Engr.   Degree  from
                                 Georgia Institute of Technology and a
                                 Masters  in  Business  Administration
                                 Degree  from  the  Harvard   Business
                                 School.

                                         PRINCIPAL OCCUPATION           DIRECTOR
NOMINEE                    AGE           AND OTHER INFORMATION            SINCE
-------                    ---           ---------------------          --------
                  DIRECTORS CONTINUING IN OFFICE - TERMS TO EXPIRE 2000

Daniel M. Doyle (1)(2)     58    Daniel   M.   Doyle   was  the  Chief    1994
                                 Executive Officer and a director from
                                 1987  to   October   1998  of   Danka
                                 Business Systems PLC which owns Danka
                                 Industries,  Inc., (a  distributor of
                                 automated    office   equipment   and
                                 related services).  Mr. Doyle was one
                                 of the founders of Danka  Industries,
                                 Inc. Mr. Doyle  attended John Carroll
                                 University.

Anthony A. Ibarguen        39    Anthony A.  Ibarguen,  President  and    1998
                                 Chief Operating  Officer,  joined the
                                 Company   in   September    1996   as
                                 President  of the  Americas  and  was
                                 appointed    President    and   Chief
                                 Operating   Officer  in  March  1997.
                                 Prior to joining the Company,  he was
                                 employed    by   ENTEX    Information
                                 Services,  Inc.  from  August 1993 to
                                 August   1996   as   Executive   Vice
                                 President  of  Sales  and  Marketing.
                                 From June 1990 to August 1993, he was
                                 employed by JWP,  Inc.  most recently
                                 as a  Vice  President.  Mr.  Ibarguen
                                 holds a B.S. Degree in Marketing from
                                 Boston   College  and  a  Masters  in
                                 Business  Administration  Degree from
                                 Harvard University.

Steven A. Raymund (3)      43    Steven A.  Raymund has been  employed    198/6
                                 by the  Company  since  1981.  He has
                                 served  as  Chief  Executive  Officer
                                 since January 1986 and as Chairman of
                                 the  Board  since   April  1991.   In
                                 January 1996,  Mr.  Raymund  became a
                                 director  of  Jabil   Circuit,   Inc.
                                 (manufacturer of circuit boards).  He
                                 has a B.S.  Degree in Economics  from
                                 the   University   of  Oregon  and  a
                                 Masters  Degree  from the  Georgetown
                                 University School of Foreign Service.

                DIRECTOR - TERM TO EXPIRE AT 1999 ANNUAL MEETING

Donald F. Dunn (1)(2)      73    Donald  F.  Dunn  was   Senior   Vice    1991
                                 President  and a  director  of Allied
                                 Stores   Corporation   from  1977  to
                                 August 1988.  From May 1987 to August
                                 1988,   he  was  Chairman  and  Chief
                                 Executive     Officer     of     Maas
                                 Brothers/Jordan  Marsh (a division of
                                 Allied Stores Corporation).  Mr. Dunn
                                 holds  a  B.S.   Degree  from  Babson
                                 Institute.  Mr.  Dunn has  decided to
                                 retire  from the  Board of  Directors
                                 after  the  1999  Annual  Meeting  of
                                 Shareholders   and  not   stand   for
                                 re-election.

(1)     Member of the Compensation Committee.

(2)     Member of the Audit Committee.

(3)     Steven A. Raymund is the son of Edward C. Raymund.

The Board of Directors held four meetings during the fiscal year ended January 31, 1999. The current standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Audit Committee and the Compensation Committee each met twice during the fiscal year ended January 31, 1999. All directors attended at least 75% of the meetings of the Board of Directors and all Committees on which they served during the fiscal year ended January 31, 1999. The function of the Audit Committee is to meet periodically with the Company's independent and internal auditors to review the scope and results of their audits and to consider various accounting and auditing matters related to the Company, including its internal control structure. The Audit Committee also makes recommendations to the Board of Directors regarding the independent public accountants to be appointed as the Company's auditors. The function of the Compensation Committee is to meet periodically to review and recommend management compensation plans.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended January 31, 1999, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "SEC") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the SEC in providing this information.

                             EXECUTIVE COMPENSATION

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended January 31, 1999, 1998 and 1997 for (i) the Chief Executive Officer of the Company and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM
                                                                                                 COMPENSATION
                                                           ANNUAL COMPENSATION(1)                    AWARDS
                                               --------------------------------------------         --------
     NAME AND                                                                                       OPTIONS        ALL OTHER
PRINCIPAL POSITION                  YEAR         SALARY($)      BONUS($)(2)        OTHER            (SHARES)     COMPENSATION(3)
------------------                  ----       ----------       ----------       ----------          -------       ----------
Steven A. Raymund                   1999       $  700,000       $  853,000       $    5,000          100,000       $   20,000
Chairman of the Board               1998          650,000        1,137,000            5,000          100,000            5,000
 of Directors and Chief             1997          500,000        1,025,000            5,000           75,000            5,000
 Executive Officer

Anthony A. Ibarguen(4)              1999          430,000          315,000            5,000           70,000            3,000
President and Chief                 1998          400,000          564,000            5,000           65,000           32,000
 Operating Officer                  1997          114,000          128,000            5,000           50,000           27,000

Jeffery P. Howells                  1999          325,000          197,000            5,000           50,000            3,000
Executive Vice President            1998          300,000          375,000            5,000           45,000            5,000
 and Chief Financial Officer        1997          225,000          231,000            5,000           35,000            5,000


Peggy K. Caldwell(5)                1999          263,000          161,000            5,000           35,000            3,000
Senior Vice President               1998          250,000          260,000            5,000           35,000            5,000
 of Marketing                       1997          225,000          256,000            5,000           35,000            5,000

Timothy J. Curran(6)                1999          263,000          163,000            5,000           35,000            3,000
Senior Vice President               1998          201,000          217,000           10,000           35,000           99,000
 of Sales

(1) Includes amounts deferred under the Company's retirement savings and deferred compensation plans. See "Retirement Savings Plan" and "Deferred Compensation Plan".

(2) Amounts reflected for bonuses are based on performance for the indicated fiscal year and are typically approved by the Board of Directors and paid in March following the end of the fiscal year.

(3) All other compensation relates to Company contributions to the ESOP and retirement savings plan, except Mr. Raymund received relocation reimbursement of $17,000 in fiscal 1999, Mr. Ibarguen received relocation reimbursement of $28,000 in fiscal 1998 and $27,000 in fiscal 1997 and Mr. Curran received relocation reimbursement of $99,000 in fiscal 1998.

(4) Mr. Ibarguen began his employment with the Company on September 23, 1996. In the event Mr. Ibarguen's employment is terminated other than for cause or if for good reason he resigns (as defined in Mr. Ibarguen's offer of employment), the Company will pay as severance pay an amount equal to Mr. Ibarguen's annual base compensation then in effect. Good reason to resign includes a change in control of the Company. In addition, all stock options granted to Mr. Ibarguen through January 31, 1998 shall, in the event of termination or resignation for good cause, be vested and become exercisable as of the date of termination and must be exercised within one year from the termination date or the options will expire.

(5) Ms. Caldwell retired from the Company on January 31, 1999. In connection with Ms. Caldwell's retirement, and in recognition of her service to the Company, the Board of Directors granted her special stock option vesting privileges wherein stock options which vest through January 31, 2002 shall vest forward to January 31, 1999 and shall expire on January 31, 2001.

(6)     Mr. Curran began his employment with the Company on April 1, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table provides details regarding stock options granted to the Executive Officers during the fiscal year ended January 31, 1999.

                     NUMBER OF           % OF TOTAL
                      OPTIONS             OPTIONS
                      GRANTED            GRANTED TO                                            GRANT DATE
                         IN             EMPLOYEES IN       EXERCISE       EXPIRATION            PRESENT
       NAME            1999(1)           FISCAL YEAR      PRICE($/SH)        DATE               VALUE(2)
--------------------   -------          ------------      -----------     ----------           ----------
Steven A. Raymund      100,000              6.0%          $   39.94         3/27/08            $2,383,000
Anthony A. Ibarguen     70,000              4.2               39.94         3/27/08             1,668,000
Jeffery P. Howells      50,000              3.0               39.94         3/27/08             1,191,000
Peggy K. Caldwell       35,000              2.1               39.94         3/27/08               834,000
Timothy J. Curran       35,000              2.1               39.94         3/27/08               834,000

(1) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options become 40% exercisable two years from the date of grant and vest an additional 20% on each of the three succeeding anniversaries, becoming fully exercisable following five years from the date of grant. For more information regarding the Company's stock option plans, see "Stock Option Plans".

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company's use of the model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black- Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: estimated option term of five years, volatility at 65%, dividend yield at 0.0%, and an annual interest rate of 5.7%. The Company does not believe that the Black-Scholes model, or any other model can accurately determine the value of an employee stock option. Accordingly, there is no assurance that the value, if any, realized by an executive, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                                VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED              IN-THE-MONEY OPTIONS
                              SHARES                           OPTIONS AT YEAR-END                   AT YEAR-END
                             ACQUIRED                       ----------------------------     -------------------------------
                           ON EXERCISE       VALUE
      NAME                   IN 1998       REALIZED         EXERCISABLE     UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
------------------           -------      ----------        -----------     -------------    -----------     --------------
Steven A. Raymund                --       $       --          400,000          325,000       $6,610,000       $2,765,000
Anthony A. Ibarguen          20,000          473,750               --          165,000               --          625,000
Jeffery P. Howells           41,000        1,451,582               --          140,000               --        1,141,250
Peggy K. Caldwell            41,000        1,353,455           94,000               --        1,018,000               --
Timothy J. Curran                --               --               --           70,000               --          262,500

                         TEN-YEAR OPTION/SAR REPRICINGS

The following table provides information on all option repricings for the Executive Officers during the last ten fiscal years.

                                                                                                          LENGTH OF ORIGINAL
                                      NUMBER OF SHARES                                                         OPTION TERM
                                      OF COMMON STOCK         MARKET PRICE OF  EXERCISE PRICE                  REMAINING AT
                                     UNDERLYING OPTIONS       COMMON STOCK AT    AT TIME OF   NEW EXERCISE       DATE OF
        NAME                DATE           REPRICED          TIME OF REPRICING   REPRICING       PRICE         REPRICING(1)
------------------         --------         ------           -----------------   ---------     ---------      ----------------
Jeffery P. Howells         11/28/95         50,000               $   14.63         20.25      $   14.63      8 yrs., 4 months
Peggy K. Caldwell          11/28/95         50,000                   14.63         20.25          14.63      8 yrs., 4 months

(1) The vesting period of these repriced options corresponds to their original date of grant, March 21, 1994. Accordingly, the first vesting date was March 21, 1996.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

The Compensation Committee of the Board of Directors composed entirely of independent, non-employee directors, recommends to the Board the compensation of Executive Officers. The Company is required to provide herein certain information concerning compensation provided to the Company's Chairman and Chief Executive Officer and the four other most highly compensated Executive Officers. The disclosure requirements for the Executive Officers include the use of tables and a report of the Committee responsible for compensation decisions for the named Executive Officers, explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

COMPENSATION COMMITTEE ROLE

The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors concerning the salaries of Executive Officers. The Committee's responsibilities include the review of salaries, benefits and other compensation of senior officers and making recommendations to the full Board of Directors with respect to these matters.

COMPENSATION PHILOSOPHY

The compensation philosophy for Executive Officers generally conforms to the compensation philosophy of the Company for all employees. The Company's compensation is designed to:

o provide compensation comparable to that offered by companies with similar businesses, allowing the Company to successfully attract and retain the employees necessary to its long-term success;

o provide compensation which relates to the performance of the individual and differentiates based upon individual performance;

o provide incentive compensation that varies directly with both Company performance and individual contribution to that performance; and

o provide an appropriate linkage between compensation and the creation of shareholder value through awards tied to the Company's performance and through facilitating employee stock ownership.

EXECUTIVE OFFICERS' COMPENSATION PROGRAM

The Company's Executive Officers' compensation program is comprised of base salary, annual cash performance bonus plan compensation and long-term incentive compensation in the form of stock options. In addition, the Company's Executive Officers receive various other benefits, including medical benefits, participation in an employee stock ownership plan and a retirement savings plan, all of which are generally available to other U.S. employees of the Company.

    BASE SALARY

The Compensation Committee reviewed the salaries of the Executive Officers of the Company in March 1998. The Committee made salary decisions about the Executive Officers based upon a variety of considerations in conformance with the compensation philosophy stated above. First, salaries are competitively set relative to companies in the distribution industry and other comparable companies. Second, the Committee considered the performance of the individual Executive Officer with respect to the areas under his or her responsibility, including an assessment of the value of each to the Company. Third, internal equity among employees was factored into the decision. Finally, the Compensation Committee considered the Company's financial performance and its ability to absorb any increases in salaries.

Other comparable companies included distributors of computers, electronics, pharmaceuticals, food and office supplies with similar or larger annual revenues. The Committee believes that the dynamics of such kinds of companies in the distribution industry are similar to the Company.

The Committee believes that it sets Company base salaries within the range of salaries paid by the majority of the peer corporations which are in the distribution industry. In developing base salary ranges, in addition to the peer corporations, the Committee also considered each Executive Officer's experience level and scope of responsibility as well as considering a March 1998 compensation study prepared by the Company's human resources department. The study included a survey of compensation of many companies which are in the distribution industry as well as other market data. In conducting its salary deliberations, the Committee did not strictly tie senior executive base pay to a defined competitive standard. Rather, the Committee elected to maintain flexibility in its decision making capacity so as to permit salary recommendations that best reflect the individual contributions made by the Company's top executives.

Base salaries for Executive Officers are determined with references to a position rate for each officer. These position rates are determined annually by evaluating the responsibilities of the position and comparing it with other executive officer positions in the market place. It is often difficult to compare the duties and responsibilities of Company Executive Officers to those included in the peer group or in competitive positions because comparable job titles are not necessarily comparable to duties and responsibilities. However, the Committee generally sought to establish base salaries within the range of the peer group companies and the companies surveyed by its human resources department and based upon the nature of the Executive Officer position.

Based upon his strategic direction and the Company's continuing sustained growth and increasing market share, the Committee set the base salary of its Chief Executive Officer, Steven A. Raymund, within the range referred to above.

The Compensation Committee established targets for the annual base salary and the cash bonus awards for Mr. Raymund based upon his responsibilities compared to the breadth and scope of the responsibilities of other chief executive officers of companies in the distribution industry. The Committee then splits such targeted annual earnings evenly between base salary and cash bonus awards. The cash bonus awards are based exclusively upon attaining certain pre-established earnings per share goals.

    CASH BONUS AWARDS

Each Executive Officer, including the Chief Executive Officer, is eligible to receive an annual cash bonus award. These cash bonuses generally are paid pursuant to an incentive compensation plan established at the beginning of a fiscal year in connection with the Company's preparation of its annual operating budget for such year. Under the incentive compensation plan, an Executive Officer's potential bonus for a given year is established at a fixed dollar amount and consists of non-discretionary awards which are tied to the financial performance of the Company for such year in relation to the Company's operating budget and discretionary awards which are based on accomplishments achieved by the executive during such year in his or her area of responsibility. In formulating recommendations to the Board with respect to cash bonus awards, the Compensation Committee members evaluate the Executive Officer's responsibilities and role in the Company and such other factors as they deem relevant to motivate such executive to achieve strategic budgeted performance levels.

Non-discretionary awards are based on the financial performance of the Company, currently based primarily upon attaining certain pre-established earnings per share goals. Discretionary awards are based upon qualitative objectives established at the beginning of each half of the fiscal year. Executive Officers received 70% - 100% of their total potential bonus based upon the quantitative corporate performance levels.

    STOCK OPTION AWARDS

The Company maintains stock option plans which are designed to align Executive Officers' and shareholders' interests in the enhancement of shareholder value. The long-term component of the Company's incentive compensation program consists of the grant of non-transferable stock options. The stock options are designed to create a mutuality of interest with shareholders by motivating the Chief Executive Officer and the other Executive Officers and key employees to manage the Company's business so that the shareholders' investment will grow in value over time. Stock options are granted under these plans by the Stock Option Committee of the Board. Executive Officers are eligible to receive options under these plans. The Compensation Committee strongly believes that the interests of shareholders and executives become more closely aligned when such executives are provided an opportunity to acquire a proprietary interest in the Company through ownership of the Company's Common Stock. Accordingly, key employees of the Company, including Executive Officers, as part of their overall compensation package, are eligible for participation in the Company's Stock Option Plans, whereby they are granted at no less than fair market value on the date of grant, and are exercisable in annual installments beginning two years after the date of grant. Because no benefit is received unless the Company's stock price performs favorably, awards under the Stock Option Plans are intended to provide incentives for Executive Officers to enhance long-term Company performance, as reflected in stock price appreciation, thereby increasing shareholder value.

In general, stock option awards are granted on an annual basis if warranted by the Company's growth and profitability. The Compensation Committee, which also serves as the Stock Option Committee, evaluates the Company's overall financial performance for the year, the desirability of long-term service from an Executive Officer and the number of options issued to other executive officers in the Company with the same, more or less responsibility than the Executive Officer at issue. To encourage long-term performance, options vest over a five-year period and remain outstanding for ten years.

The Compensation Committee believes that stock option awards are the incentive for continued growth and performance. The amount of the grants are principally based on overall consolidated results of the Company, achievement of Company objectives, individual performance, including managerial effectiveness, initiative and team work, and are in such amounts that reflect what the Committee believes are necessary to attract, retain and motivate senior management and other key employees.

                                        COMPENSATION COMMITTEE

                                        Donald F. Dunn, Chairman
                                        Charles E. Adair
                                        Daniel M. Doyle
                                        David M. Upton
                                        John Y. Williams

May 12, 1999

THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Charles E. Adair, Daniel M. Doyle, Donald
F. Dunn, David M. Upton and John Y. Williams. None of the Committee members are Executive Officers of the Company.

DIRECTORS' COMPENSATION

Directors who are not employees of the Company received a $20,000 annual retainer fee and a $2,000 attendance fee for each meeting plus reimbursement for out-of-pocket expenses. Members of the Audit and Compensation Committees receive a $1,000 attendance fee when meetings of such Committees are not held on the same day as a Board of Directors meeting.

Pursuant to the terms of the Directors' Stock Option Plan, each non-employee director who for the first time is appointed a director of the Company receives a New Director Grant of an option to purchase 5,000 shares of Common Stock of the Company at an exercise price per share equal to the fair market value of the shares of Common Stock at the date of grant. Each non-employee director who is re-elected or otherwise continues to serve on the Board will receive on the date of each annual shareholders meeting an Annual Director Grant consisting of an option to purchase 1,000 shares of Common Stock of the Company at an exercise price per share equal to the fair market value of the shares of Common Stock at the date of each annual shareholders meeting, provided the director has served on the Board for at least six months. New Director Grants vest 20% per year over five years from the date of grant and Annual Director Grants vest after one year from the date of grant.

EMPLOYMENT AGREEMENTS

Effective as of January 31, 1991, the Company entered into a ten-year employment agreement with Edward C. Raymund. During the employment period which began on February 1, 1994 and ends on January 31, 2001, Mr. Raymund receives an annual salary of $176,400 provided that the Irrevocable Proxy is renewed. See "Principal Shareholders." Pursuant to a settlement agreement between Mr. Raymund and his former wife, Annette L. Raymund, Mrs. Raymund shares fifty percent of Mr. Raymund's salary in accordance with an amendment to the employment agreement dated November 13, 1992. The employment agreement, as amended, also provides for the continuation of fifty percent of Mr. Raymund's salary to Annette L. Raymund and fifty percent to his designated beneficiary in the event of his death prior to January 31, 2001, provided that the Irrevocable Proxy is renewed. The employment agreement further provides that the Company shall continue to cause Mr. Raymund to be a nominee and support such nomination for election as a member of the Board of Directors so long as he owns of record or beneficially 250,000 or more shares of Common Stock of the Company.

STOCK OPTION PLANS

The Company adopted the 1990 Incentive and Non-Statutory Stock Option Plan (the "1990 Plan") in June 1990 in order to grant options to its officers and employees and for certain other individuals providing services to or acting as directors of the Company to enable them to acquire or increase their proprietary interest in the Company. A total of 10,000,000 shares of Common Stock have been reserved for issuance pursuant to the 1990 Plan. As of January 31, 1999, there were 4,337,000 shares underlying unexercised options granted under the 1990 Plan and 3,424,000 shares available for grant under such Plan. The 1990 Plan is administered by the Stock Option Committee of the Board of Directors. All incentive stock options under the 1990 Plan must be granted at an exercise price of not less than fair market value on the date of grant. Options granted under the 1990 Plan typically vest over five years following the date of grant. Options granted to an optionee terminate ninety days after termination of employment (which expiration date may be extended by the Board of Directors), except for termination for cause in which case options expire immediately. In the event of disability, retirement or death of an optionee, options become immediately and fully exercisable and expire one year after the date of such event. No options may be granted under the 1990 Plan after June 21, 2000.

The Company adopted the 1995 Non-Employee Directors Non-Statutory Stock Option Plan (the "1995 Plan") in June 1995 in order to grant options to its non-employee directors for acting as directors of the Company, and like the 1990 Plan, to enable them to acquire or increase their proprietary interest in the Company. A total of 100,000 shares of Common Stock were reserved for issuance pursuant to the 1995 Plan. As of January 31, 1999, there were 26,000 shares underlying unexercised options granted under the 1995 Plan and 72,000 shares available for grant under such Plan. The 1995 Plan is considered a "formula plan." Grants under such Plan and the amount, nature and timing of the grants are automatically determined and are not subject to the determination of the Board or any option committee. All options under the 1995 Plan must be granted at an exercise price of not less than fair market value on the date of grant. See "Directors Compensation." Options granted to an optionee terminate ninety days after the optionee ceases to be a member of the Board. Options also become immediately and fully exercisable and terminate after one year in the case of disability or death of the optionee. No options may be granted under the 1995 Plan after June 20, 2005.

EMPLOYEE STOCK OWNERSHIP PLAN

All U.S. employees of the Company are eligible to participate in its ESOP. Employees automatically become participants in the ESOP after one year of qualified service. Each year the Company may contribute an amount to the plan that it determines in its sole discretion. The Board of Directors approved a contribution of $1,400,000 for the fiscal year ended January 31, 1999. Contributions to the ESOP may be made either in Common Stock of the Company or in cash. Each employee who is a participant in the ESOP on the last day of the plan year is entitled to share in the Company's contributions for that year, as are employees (or their beneficiaries) who are not participants on the last day of the year because of retirement, disability or death during the year. Each employee shares in the Company's contribution to the ESOP in the same percentage that his salary bears to the total amount of salaries paid during the year to all participants entitled to share in the Company's contribution. The amount in each participant's account vests fully after seven years.

EMPLOYEE STOCK PURCHASE PLAN

All U.S. and Canadian employees of the Company are entitled to participate in the Company's 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"), approved by shareholders in June 1995. The Stock Purchase Plan provides incentives to employees of the Company and its designated subsidiaries to share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Stock Purchase Plan is an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), as amended. A maximum of 1,000,000 shares of Common Stock are available for issuance under the Stock Purchase Plan. The Stock Purchase Plan has an indefinite term.

The price per share to be paid by participants under the Stock Purchase Plan is not less than 85% of the fair market value of the Common Stock on the exercise date. The exercise price is payable through payroll deductions from the participant's compensation and lump-sum contributions by the participant. No participant is granted an option which permits him to purchase in excess of $25,000 of fair market value of Common Stock per calendar year.

RETIREMENT SAVINGS PLAN

The Company's retirement savings plan (the "Savings Plan") combines a salary deferral arrangement with matching Company contributions. The Company's U.S. employees are eligible to participate in the Savings Plan once they have completed a year of service.

The Savings Plan permits a qualified employee to defer a portion of his compensation in accordance with the provisions of Section 401(k) of the Code, as amended. The Company may match amounts deferred in the Savings Plan and, in its discretion, make additional retirement contributions to the Savings Plan from Company profits. The maximum deferred amount of total compensation permitted under the Savings Plan for an employee during the plan year ended December 31, 1998 was $10,000. The Board of Directors approved matching Company contributions to the Savings Plan for the fiscal year ended January 31, 1998 of $.50 per dollar of the first 5% of salary deferred by an employee up to the first $1,000 deferred. The Company's matching contribution for fiscal year 1999 amounted to $803,000. The amount deferred by an employee in his account and the amount in his matching account are fully vested at all times. Any retirement contributions made by the Company become fully vested after seven years.

DEFERRED COMPENSATION PLAN

In fiscal 1997, the Company established the Tech Data Corporation Deferred Compensation Plan (the "Deferred Compensation Plan") which provides designated senior management employees and members of the Board of Directors the opportunity to make pre-tax deferrals from compensation to accumulate tax deferred earnings. The Deferred Compensation Plan is designed to be a supplement to those employees that are limited by the rules of Tech Data's Savings Plan as to the amounts the employee can save on a tax-deferred basis. Participants in the Deferred Compensation Plan elected to defer approximately $2,200,000 of income in calendar year 1998.

                         STOCK PRICE PERFORMANCE GRAPH

The following graph presents a comparison of the cumulative total shareholder return on the Company's Common Stock with The Nasdaq Stock Market (U.S.) Index and the Standard Industrial Classification ("SIC") Code Index (SIC Code 5045 - Computer and Computer Peripheral Equipment and Software). This graph assumes that $100 was invested on January 31, 1994 (or such later date the applicable company registered its common stock under Section 12 of the Securities Exchange Act of 1934) in the Company's Common Stock and in the other indices, and that all dividends were reinvested and are weighted on a market capitalization basis at the time of each reported data point. The stock price performance shown below is not necessarily indicative of future price performance.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                1994   1995   1996   1997   1998   1999
                                ----   ----   ----   ----   ----   ----
TECH DATA CORPORATION            100    70     72    135    225    166

NASDAQ STOCK MARKET(U.S.)INDEX   100    95    135    177    209    326

SIC CODE INDEX                   100    58     72     99    100     89

        THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE ACTS.

                             SHAREHOLDER PROPOSALS

        Proposals which shareholders intend to present at the 2000 Annual Meeting of Shareholders must be received by the Company no later than January 8, 2000 to be eligible for inclusion in the proxy material for that meeting.

                                 OTHER MATTERS

        Management knows of no matter to be brought before the meeting which is not referred to in the Notice of Meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                                      By Order of the Board of Directors,

                                      /s/ ARTHUR W. SINGLETON
                                      --------------------------------------
                                      Arthur W. Singleton
                                      Vice President, Treasurer and Secretary

                                     PROXY

                             TECH DATA CORPORATION
                                 P.O. BOX 6260
                         CLEARWATER, FLORIDA 33758-6260

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Arthur W. Singleton as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated on the reverse hereof, all the shares of Common Stock of Tech Data Corporation held of record by the undersigned on April 30, 1999, at the Annual Meeting of Shareholders to be held on June 22, 1999, or any adjournment thereof.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. ANY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL 1.

                          (Continued on reverse side)

                              FOLD AND DETACH HERE

                                                               Please mark
                                                              your votes as
                                                               indicated in    X
                                                               this example

1. TO ELECT THREE DIRECTORS to hold office until the 2002 Annual Meeting of Shareholders, all to hold office until their successors are duly elected and qualified.

                    FOR                           WITHHELD
                 nominees                         nominees
               listed below                     listed below
                    [ ]                              [ ]

Nominees: Maximilian Ardelt, Jeffery P. Howells and David M. Upton FOR the three nominees listed above EXCEPT for the following:

--------------------------------------------------------------------------------

2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                                    Signature

--------------------------------------------------------------------------------
                           Signature if held jointly

Date                                                                      , 1999
    ---------------------------------------------------------------------

Number of Shares
                 ---------------------------------------------------------------

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE

                                [TECH DATA LOGO]

                 YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE,
                 DATE AND SIGN THE ABOVE PROXY CARD AND RETURN
                 IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.